PGIM CORE CONSERVATIVE BOND FUND
R6: PQCNX
SUMMARY PROSPECTUS  |  September 29, 2026
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at https://www.pgim.com/mutual-fund-documents. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated September 29, 2026, as supplemented or amended from time to time, and the Fund's Form N-CSR, dated July 31, 2026, are all incorporated by reference into (legally made a part of) this
Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to outperform the Bloomberg US Aggregate Bond Index over full market cycles.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None
Maximum account fee (accounts under $10,000)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management fee	0.19%
Distribution and service (12b-1) fees	None
Other expenses	0.35%
Total annual Fund operating expenses	0.54%
Fee waiver and/or expense reimbursement	(0.35)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	0.19%
(1) PGIM Investments LLC (“PGIM Investments” or the “Manager”) has contractually agreed, through November 30, 2027, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.19% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the Manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. This waiver may not be terminated prior to November 30, 2027 without the prior approval of the Fund’s Board of Trustees.
Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

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MF242A1

If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$19	$138	$267	$643
If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$19	$138	$267	$643
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund’s investment objective is to outperform the Bloomberg US Aggregate Bond Index (the “Index”) over full market cycles. The subadviser defines a full market cycle as a three- to five-year period. The Fund will seek to achieve its objective by investing at least 80% of its investable assets in bonds under normal circumstances. For purposes of this policy, bonds include all fixed income securities, including but not limited to debt obligations issued by the U.S. Government and its agencies, corporate debt securities, mortgage-related securities and asset-backed securities. In pursuit of this policy, the Fund invests primarily in securities included in the Index. The Index is comprised of a wide spectrum of public, investment-grade, taxable fixed income securities in the United States – including government, corporate, mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Fund takes a conservative investment approach by seeking to maintain a risk profile consistent with that of the market, while still seeking to outperform the Index over a full market cycle using bottom-up fundamental analysis. The Fund is not sponsored by or affiliated with Bloomberg, the provider of the Index. The term “investable assets” in this Prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Any derivatives instruments that provide investment exposure to the securities suggested by the Fund’s name, or facilitate the Fund’s investment in those securities by increasing or decreasing the Fund’s exposure to one or more risk factors associated with those securities, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.
The Fund invests in different sectors of the fixed income securities markets, including (but not limited to) U.S. corporate bonds, U.S. Treasuries, agency bonds, Yankee bonds, U.S. Government securities, mortgage-backed securities (including commercial mortgage-backed securities), asset-backed securities, dollar rolls, and foreign debt securities (mainly sovereign debt). The Fund may also invest in U.S. Treasury futures contracts and other exchange-traded futures contracts, and swap contracts.
The Fund has the flexibility to allocate its investments across different sectors of the fixed income securities markets. The Fund is not obligated to invest in all of these sectors at a given time and, at times, may invest all of its assets in only one sector.
While the Fund’s portfolio is structured to have similar overall characteristics to the Index, the portfolio managers may adjust certain holdings in relation to their weightings in the Index and use other investment strategies in an attempt to outperform the Index. The portfolio managers evaluate specific traits and sectors within the Index and, within each broad segment of the Index (such as corporate bonds, U.S. Government securities, and mortgage-backed and asset-backed securities), select a set of U.S. dollar-denominated bonds that represents key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics may be considered. Based on the portfolio managers’ views as to the relative value or attractiveness of a specific trait or sector, the Fund places a slightly greater or lesser emphasis on certain Index characteristics than their representation in the Index. This could result in the Fund being underweight or overweight in certain sectors versus the Index.
The Fund invests in investment-grade debt securities. If the rating of a debt security is downgraded after the Fund purchases it (or if the debt security is no longer rated), the Fund will not have to sell the security, but the subadviser will take this into consideration in deciding whether the Fund should continue to hold the security, consistent with the Fund’s investment strategy. The Fund may invest in debt obligations issued or guaranteed by the U.S. Government and U.S. Government-related entities. Some (but not all) of these debt securities such as U.S. Treasury securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These also include obligations of the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Student Loan Marketing Association (“SLMA” or “Sallie Mae”), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.

The Fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. Government include GNMAs and mortgage-related securities issued by agencies of the U.S. Government as well as FNMAs and debt securities issued by Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Privately issued mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Privately issued mortgage-backed securities may include loans on commercial or residential properties.
The Fund may invest in asset-backed securities. An asset-backed security is another type of structured instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Credit quality depends primarily on the quality of the structure and the underlying collateral, inclusive of the level of credit support. The value of the security may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support or the swap counterparty.
The Fund may invest in foreign debt securities, which include securities that are issued by foreign governments and corporations. Foreign government debt securities include securities issued by quasi-governmental entities, governmental agencies, supranational entities and other governmental entities denominated in foreign currencies or U.S. dollars.
The Fund may engage in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk. The Fund may invest in a security based upon the expected total return rather than the yield of such security.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Debt Obligations Risk. Debt obligations are fixed income investments that are subject to credit risk, market risk and interest rate risk. The Fund's holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Derivatives Risk. Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, will depend on the ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.
Appropriate derivatives may not be available in all circumstances for risk management or other purposes for which the Fund seeks to use them. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid market may not always exist for the Fund's derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives can make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Fund of Funds Risk. The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.
Portfolio Turnover Risk. The Fund may engage in active and frequent trading leading to an increased portfolio turnover rate. Under certain market conditions, the Fund’s portfolio turnover rate may be higher than that of other funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.
U.S. Government and Agency Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.
Zero Coupon Bond Risk. Zero coupon bonds may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.
Performance. The following bar chart shows the Fund's performance for Class R6 shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

Best Quarter:		Worst Quarter:
6.83%	4th Quarter 2023	-6.03%	1st Quarter 2022

[1] The total return of the Fund's Class R6 shares from January 1, 2026 through	June 30, 2026	was	0.81%
Average Annual Total Returns % (as of 12-31-25)

	One Year	Five Years	Since Inception	Inception Date
Return Before Taxes	7.11%	-0.67%	1.47%	11-15-2016
Return After Taxes on Distributions	5.30%	-1.96%	0.27%	11-15-2016
Return After Taxes on Distributions and Sale of Fund Shares	4.18%	-1.05%	0.62%	11-15-2016
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-25)
Bloomberg US Aggregate Bond Index	7.30%	-0.36%	1.93%*
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as traditional 401(k) plans or individual retirement accounts.
* Since Inception returns for the Index are measured from the month-end closest to the Fund's inception date.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Credit*	Stewart Wong, CLU, ChFC	Managing Director and Head of Agency Mortgage Backed Securities	November 2016
		Gregory Peters	Co-Chief Investment Officer of PGIM Credit	April 2019
		Michael Marinelli	Executive Director and Portfolio Manager	September 2021
		Tom McCartan, FIA, CFA	Managing Director and Portfolio Manager	September 2023
* PGIM Credit is an investment Group of PGIM, Inc. and PGIM Limited, each of which is a subadviser to the Fund.
BUYING AND SELLING FUND SHARES
Class R6
Minimum initial investment	None
Minimum subsequent investment	None
Class R6 shares are available for purchase by certain group retirement plans, institutional investors, and certain other eligible investors but are generally not available for purchase by individuals. Please see “How to Buy, Sell and Exchange Fund Shares —How to Buy Shares —Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a traditional 401(k) plan or a traditional individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgim.com/investments
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